EXHIBIT 99.1

Simmons First Announces Record Third Quarter Earnings

PINE BLUFF, Ark., Oct. 15, 2009 (GLOBE NEWSWIRE) -- Simmons First National Corporation (Nasdaq:SFNC) today announced record third quarter earnings of $7.7 million, or $0.54 diluted earnings per share for the quarter ended September 30, 2009, compared to $0.46 diluted earnings per share for the same period in 2008, a 17.4% increase. The earnings increase was primarily driven by improvement in non-interest income and net interest margin.

"We are very pleased with our earnings, despite the fact that our loan demand remains soft. Low loan demand is not totally unexpected considering the challenges in the economy. Obviously, we are very pleased with the 13 basis point improvement in our net interest margin and the continuation of strong asset quality," commented J. Thomas May, Chairman and CEO, regarding the Company's third quarter results.

For the nine-month period ended September 30, 2009, net income was $18.4 million, or $1.30 diluted earnings per share, compared to $21.3 million, or $1.51 per share for the same period in 2008, a $0.21 decrease. "During the first quarter of 2008 we recorded earnings of $0.18 per share for nonrecurring items related to Visa, Inc.'s IPO. Also, 2009 earnings were negatively impacted $0.06 per share by the $1.5 million FDIC special assessment incurred in the second quarter. Normalizing for the 2008 Visa items and the 2009 FDIC special assessment, our nine-month earnings per share increased by $0.03," explained May.

The Company's net interest income for the third quarter of 2009 increased 4.3% to $25.4 million compared to $24.3 million for the same period of 2008. Net interest margin increased 13 basis points to 3.97% from the third quarter of 2008 and 26 basis points from the second quarter of 2009.

The Company's loan portfolio remained relatively flat at $1.93 billion at September 30, 2009. "As expected, while each of our eight banks continues providing loans to its respective customers, the loan demand today is significantly less than historical levels. However, we are positioned to meet the needs of our consumer and commercial borrowers when demand returns," added May.

Non-performing assets as a percent of total assets were 0.86% as of September 30, 2009. Non-performing loans as a percent of total loans were 0.99%. These ratios include approximately $2.3 million of Government guaranteed student loans that were over 90 days past due at the end of the quarter. Excluding the guaranteed past due student loans, non-performing assets as a percent of total assets were 0.79% and non-performing loans as a percent of total loans were 0.88%. Total loans greater than 30 days past due were 0.82% of total loans compared to 0.58% in the second quarter of 2009.

The allowance for loan losses was $25.8 million at September 30, 2009, or 1.34% of total loans and 135% of non-performing loans. The Company's annualized net charge-off ratio for the third quarter of 2009 was 0.40%. Excluding credit cards, the annualized net charge-off ratio for the third quarter was 0.19%. Annualized net credit card charge-offs for the third quarter were 2.58%, a decrease of 25 basis points from the previous quarter, and now almost 900 basis points below the most recently published credit card charge-off industry average of 11.49%.

Total deposits were $2.3 billion and total assets for the Company were $2.9 billion at September 30, 2009. Stockholders' equity increased 6.1% to $298 million at September 30, 2009 compared to $281 million at September 30, 2008. At September 30, 2009, book value per share was $21.20, tangible book value per share was $16.75 and the equity to assets ratio was 10.2%.

"One of the major strengths of our Company is our exceptional level of capital," continued May. "We have historically been in the upper quartile of our peer group, and it is particularly important during times of economic turbulence. We believe our capital positions us to take advantage of opportunities that will likely present themselves during these challenging times."

"Despite the challenges in the national economy, the Arkansas economy has fared relatively well. Likewise, the banking industry has performed relatively well compared to many other regions of the country. I believe the Arkansas banks are prepared to meet the needs of consumers and small business throughout our state as the economy begins the anticipated recovery," concluded May.

Simmons First National Corporation is an Arkansas based financial holding company with eight community banks in Pine Bluff, Lake Village, Jonesboro, Rogers, Searcy, Russellville, El Dorado and Hot Springs, Arkansas. The Company's eight banks conduct financial operations from 88 offices, of which 84 are financial centers, in 47 communities.

The Simmons First National Corporation logo is available at http://www.globenewswire.com/newsroom/prs/?pkgid=4819

CONFERENCE CALL

Management will conduct a conference call to review this information beginning at 3:00 p.m. Central Time on Thursday, October 15, 2009. Interested persons can listen to this call by dialing 1-800-854-4175 (United States and Canada only) and asking for the Simmons First National Corporation conference call. A replay of the call will be available through 5:00 p.m. Central Time on October 22, 2009, by dialing 1-800-642-1687. The passcode for the replay is 30614366. In addition, the call will be available live or in recorded version on the Company's website at www.simmonsfirst.com.

GENERAL

Statements in this press release that are not historical facts should be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements of this type speak only as of the date of this news release. By nature, forward-looking statements involve inherent risk and uncertainties. Various factors, including, but not limited to, economic conditions, credit quality, interest rates, loan demand and changes in the assumptions used in making the forward-looking statements, could cause actual results to differ materially from those contemplated by the forward-looking statements. Additional information on factors that might affect Simmons First National Corporation's financial results is included in its Form 10-K filing with the Securities and Exchange Commission.

 Simmons First National Corporation                               SFNC
 Consolidated End of Period Balance Sheets
 For the Quarters Ended
 (Unaudited)

              Sep 30       Jun 30     Mar 31      Dec 31      Sep 30
               2009         2009       2009        2008        2008
            ----------  ----------  ----------  ----------  ----------
                                  (in thousands)
 ASSETS
 Cash and
  non
  -interest
  bearing
  balances
  due from
  banks     $   54,176  $   53,956  $   53,707  $   71,801  $   70,640
 Interest
  bearing
  balances
  due from
  banks        142,714      52,321      43,219      61,085      71,837
 Federal
  funds sold    12,500       8,300       1,000       6,650       7,310
            ----------  ----------  ----------  ----------  ----------
  Cash and
   cash
   equiv
   -alents     209,390     114,577      97,926     139,536     149,787

 Investment
  securities
  - held-to
  -maturity    387,122     352,921     217,443     187,301     181,805
 Investment
  securities
  - available
  -for-sale    184,493     277,948     505,349     458,833     394,267
 Mortgage
  loans held
  for sale      13,355      14,868       9,695      10,336       4,377
 Assets held
  in trading
  accounts       6,839       6,051       7,510       5,754         890

 Loans       1,925,101   1,943,460   1,917,332   1,933,074   1,936,279
  Allowance
   for loan
   losses      (25,830)    (25,032)    (24,508)    (25,841)    (25,548)
            ----------  ----------  ----------  ----------  ----------
   Net loans 1,899,271   1,918,428   1,892,824   1,907,233   1,910,731

 Premises
  and
  equipment     78,674      78,649      78,632      78,904      78,357
 Foreclosed
  assets
  held for
  sale, net      6,019       5,147       3,704       2,995       4,044
 Interest
  receivable    19,618      18,131      19,071      20,930      23,322
 Bank owned
  life
  insurance     40,612      40,319      39,995      39,617      39,220
 Goodwill       60,605      60,605      60,605      60,605      60,605
 Core
  deposit
  premiums       1,970       2,172       2,373       2,575       2,777
 Other
  assets         7,469       8,015       8,452       8,490      10,010
            ----------  ----------  ----------  ----------  ----------

   TOTAL
    ASSETS  $2,915,437  $2,897,831  $2,943,579  $2,923,109  $2,860,192
            ==========  ==========  ==========  ==========  ==========

 LIABILITIES
 Non
  -interest
  bearing
  trans
  -action
  accounts  $  325,594  $  324,686  $  330,656  $  334,998  $  318,660
 Interest
  bearing
  trans
  -action
  accounts
  and
  savings
  deposits   1,090,842   1,065,646   1,078,324   1,026,824   1,024,176
 Time
  deposits
  less than
  $100,000     513,696     532,200     550,676     556,118     556,516
 Time
  deposits
  greater
  than
  $100,000     401,137     396,612     409,846     418,393     395,040
            ----------  ----------  ----------  ----------  ----------
   Total
    deposits 2,331,269   2,319,144   2,369,502   2,336,333   2,294,392
            ----------  ----------  ----------  ----------  ----------
 Federal
  funds
  purchased
  and
  securities
  sold under
  agreements
  to
  repurchase    96,666      98,146      98,680     115,449     104,002
 Short-term
  debt           3,493       2,647       1,456       1,112       1,480
 Long-term
  debt         161,560     162,726     160,423     158,671     157,019
 Accrued
  interest
  and other
  liabil
  -ities        24,626      22,953      21,348      22,752      22,482
            ----------  ----------  ----------  ----------  ----------
   TOTAL
    LIABIL
    -ITIES   2,617,614   2,605,616   2,651,409   2,634,317   2,579,375
            ----------  ----------  ----------  ----------  ----------

 STOCK
  -HOLDERS'
  EQUITY
 Capital
  stock            140         140         140         140         140
 Surplus        41,048      40,824      41,901      40,807      40,744
 Undivided
  profits      255,062     250,070     247,228     244,655     241,682
 Accumulated
  other
  compre
  -hensive
  income
  (loss)
  Unrealized
   apprec
   -iation
   (deprec
   -iation)
   on AFS
   secur
   -ities        1,573       1,181       2,901       3,190      (1,749)
            ----------  ----------  ----------  ----------  ----------
  TOTAL
   STOCK
   -HOLDERS'
   EQUITY      297,823     292,215     292,170     288,792     280,817
            ----------  ----------  ----------  ----------  ----------

  TOTAL
   LIABIL
   -ITIES
   AND
   STOCK
   -HOLDERS'
   EQUITY   $2,915,437  $2,897,831  $2,943,579  $2,923,109  $2,860,192
            ==========  ==========  ==========  ==========  ==========

 Simmons First National Corporation                               SFNC
 Consolidated Average Quarter-to-Date Balance Sheets
 For the Quarters Ended
 (Unaudited)

              Sep 30      Jun 30      Mar 31      Dec 31      Sep 30
               2009        2009        2009        2008        2008
            ----------  ----------  ----------  ----------  ----------
                                  (in thousands)
 ASSETS
 Cash and
  non
  -interest
  bearing
  balances
  due from
  banks     $   56,953  $   57,708  $   62,974  $   63,005  $   70,908
 Interest
  bearing
  balances
  due from
  banks         91,832      44,946      54,057     107,211      65,819
 Federal
  funds sold     5,962       9,355         486      14,394      32,910
            ----------  ----------  ----------  ----------  ----------
  Cash and
   cash
   equiv
   -alents     154,747     112,009     117,517     184,610     169,637

 Investment
  securities
   - held-to
   -maturity   365,825     288,794     194,100     181,249     184,734
 Investment
  securities
   - avail
   -able-for
   -sale       231,962     404,406     515,648     405,812     431,215
 Mortgage
  loans held
  for sale      11,063      16,316      13,731       4,661       6,759
 Assets held
  in trading
  accounts       6,293       5,981       4,213       5,774         727

 Loans       1,957,600   1,923,787   1,917,251   1,948,320   1,905,979
  Allowance
   for loan
   losses      (25,603)    (25,013)    (25,840)    (25,817)    (25,878)
            ----------  ----------  ----------  ----------  ----------
   Net loans 1,931,997   1,898,774   1,891,411   1,922,503   1,880,101

 Premises
  and
  equipment     78,763      78,743      78,847      79,048      78,383
 Foreclosed
  assets
  held for
  sale, net      5,813       4,362       3,365       3,724       3,693
 Interest
  receivable    19,280      19,161      19,856      22,716      21,886
 Bank owned
  life
  insurance     40,465      40,161      39,802      39,411      39,038
 Goodwill       60,605      60,605      60,605      60,605      60,605
 Core
  deposit
  premiums       2,089       2,288       2,491       2,694       2,895
 Other
  assets         5,979       6,945       7,777       7,748       8,270
            ----------  ----------  ----------  ----------  ----------

   TOTAL
    ASSETS  $2,914,881  $2,938,545  $2,949,363  $2,920,555  $2,887,943
            ==========  ==========  ==========  ==========  ==========

 LIABILITIES
 Non
  -interest
  bearing
  trans
  -action
  accounts  $  329,427  $  328,036  $  327,250  $  322,540  $  320,160
 Interest
  bearing
  trans
  -action
  accounts
  and
  savings
  deposits   1,074,415   1,081,416   1,052,635   1,040,619   1,021,519
 Time
  deposits
  less than
  $100,000     524,367     539,165     558,969     565,219     569,859
 Time
  deposits
  greater
  than
  $100,000     398,208     402,939     414,418     408,764     404,694
            ----------  ----------  ----------  ----------  ----------
   Total
    deposits 2,326,417   2,351,556   2,353,272   2,337,142   2,316,232
            ----------  ----------  ----------  ----------  ----------
 Federal
  funds
  purchased
  and
  securities
  sold under
  agreements
  to
  repurchase   100,470     106,288     119,846     116,048     102,704
 Short-term
  debt           3,032       1,802       1,695       3,153       9,668
 Long-term
  debt         161,882     161,065     160,692     159,027     154,676
 Accrued
  interest
  and other
  liabil
  -ities        25,107      22,566      21,100      20,078      21,948
            ----------  ----------  ----------  ----------  ----------
  TOTAL
   LIABIL
   -ITIES    2,616,908   2,643,277   2,656,605   2,635,448   2,605,228
            ----------  ----------  ----------  ----------  ----------

  TOTAL
   STOCK
   -HOLDERS'
   EQUITY      297,973     295,268     292,758     285,107     282,715
            ----------  ----------  ----------  ----------  ----------

  TOTAL
   LIABIL
   -ITIES
   AND
   STOCK
   -HOLDERS'
   EQUITY   $2,914,881  $2,938,545  $2,949,363  $2,920,555  $2,887,943
            ==========  ==========  ==========  ==========  ==========

 Simmons First National Corporation                               SFNC
 Consolidated Statements of Income - Quarter-to-Date
 For the Quarters Ended
 (Unaudited)
                            Sep 30   Jun 30   Mar 31   Dec 31   Sep 30
                             2009     2009     2009     2008     2008
                           -------  -------  -------  -------  -------
                             (in thousands, except per share data)

 INTEREST INCOME
  Loans                    $29,122  $28,017  $28,234  $30,266  $31,548
  Federal funds sold            10       14        1       31      176
  Investment securities      5,089    5,256    6,417    6,749    7,063
  Mortgage loans held for
   sale, net of unrealized
   gains (losses)              136      195      158       74      112
  Assets held in trading
   accounts                      3        5        5       10       --
  Interest bearing balances
   due from banks               87       70       78      231      309
                           -------  -------  -------  -------  -------
   TOTAL INTEREST INCOME    34,447   33,557   34,893   37,361   39,208
                           -------  -------  -------  -------  -------
 INTEREST EXPENSE
  Time deposits              5,242    5,975    6,934    7,807    8,491
  Other deposits             1,891    1,926    2,569    3,643    4,116
  Federal funds purchased
   and securities sold
   under agreements to
   repurchase                  172      182      243      297      429
  Short-term debt                6        6        6       10       62
  Long-term debt             1,743    1,748    1,748    1,824    1,763
                           -------  -------  -------  -------  -------
   TOTAL INTEREST EXPENSE    9,054    9,837   11,500   13,581   14,861
                           -------  -------  -------  -------  -------
 NET INTEREST INCOME        25,393   23,720   23,393   23,780   24,347
  Provision for loan losses  2,789    2,622    2,138    2,751    2,214
                           -------  -------  -------  -------  -------
 NET INTEREST INCOME
  AFTER PROVISION FOR
  LOAN LOSSES               22,604   21,098   21,255   21,029   22,133
                           -------  -------  -------  -------  -------
 NON-INTEREST INCOME
  Trust income               1,361    1,223    1,326    1,524    1,608
  Service charges on
   deposit accounts          4,763    4,571    3,727    4,013    4,009
  Other service charges
   and fees                    642      646      746      659      648
  Income on sale of
   mortgage loans, net of
   commissions                 798    1,361    1,039      530      595
  Income on investment
   banking, net of
   commissions                 598      675      411      246      131
  Credit card fees           3,745    3,597    3,153    3,435    3,491
  Premiums on sale
   of student loans          2,047      286       --       --        3
  Bank owned life
   insurance income            293      299      378      389      370
  Other income                 716      556      679      530      433
  Gain on sale of
   securities                   --      144       --       --       --
                           -------  -------  -------  -------  -------
   TOTAL NON-INTEREST
    INCOME                  14,963   13,358   11,459   11,326   11,288
                           -------  -------  -------  -------  -------
 NON-INTEREST EXPENSE
  Salaries and employee
   benefits                 14,441   14,674   14,583   14,353   14,056
  Occupancy expense, net     1,846    1,824    1,889    1,857    1,912
  Furniture and equipment
   expense                   1,553    1,527    1,543    1,462    1,543
  Other real estate and
   foreclosure expense         132       90       70       53       57
  Deposit insurance            865    2,557      533      325      267
  Other operating expenses   7,470    6,279    7,040    6,530    6,606
                           -------  -------  -------  -------  -------
   TOTAL NON-INTEREST
    EXPENSE                 26,307   26,951   25,658   24,580   24,441
                           -------  -------  -------  -------  -------
 NET INCOME BEFORE
  INCOME TAXES              11,260    7,505    7,056    7,775    8,980
  Provision for
   income taxes              3,600    1,996    1,820    2,149    2,506
                           -------  -------  -------  -------  -------
 NET INCOME                $ 7,660  $ 5,509  $ 5,236  $ 5,626  $ 6,474
                           =======  =======  =======  =======  =======
 BASIC EARNINGS PER SHARE  $  0.54  $  0.40  $  0.37  $  0.40  $  0.47
                           =======  =======  =======  =======  =======
 DILUTED EARNINGS
  PER SHARE                $  0.54  $  0.39  $  0.37  $  0.40  $  0.46
                           =======  =======  =======  =======  =======

 Simmons First National Corporation                               SFNC
 Consolidated Statements of Income - Year-to-Date
 For the Quarters Ended
 (Unaudited)

                       Sep 30    Jun 30    Mar 31    Dec 31    Sep 30
                        2009      2009      2009      2008      2008
                      --------  --------  --------  --------  --------
                            (in thousands, except per share data)

 INTEREST INCOME
  Loans               $ 85,373  $ 56,251  $ 28,234  $126,079  $ 95,812
  Federal funds sold        25        15         1       748       716
  Investment
   securities           16,762    11,673     6,417    27,415    20,687
  Mortgage loans held
   for sale, net of
   unrealized gains
   (losses)                489       353       158       411       338
  Assets held in
   trading accounts         13        10         5        73        42
  Interest bearing
   balances due
   from banks              235       148        78     1,415     1,184
                      --------  --------  --------  --------  --------
   TOTAL INTEREST
    INCOME             102,897    68,450    34,893   156,141   118,779
                      --------  --------  --------  --------  --------
 INTEREST EXPENSE
  Time deposits         18,151    12,909     6,934    38,226    30,420
  Other deposits         6,386     4,495     2,569    14,924    11,280
  Federal funds
   purchased and
   securities sold
   under agreements to
   repurchase              597       425       243     2,110     1,813
  Short-term debt           18        12         6       111       101
  Long-term debt         5,239     3,496     1,748     6,753     4,929
                      --------  --------  --------  --------  --------
   TOTAL INTEREST
    EXPENSE             30,391    21,337    11,500    62,124    48,543
                      --------  --------  --------  --------  --------
 NET INTEREST INCOME    72,506    47,113    23,393    94,017    70,236
  Provision for
   loan losses           7,549     4,760     2,138     8,646     5,895
                      --------  --------  --------  --------  --------
 NET INTEREST INCOME
  AFTER PROVISION
  FOR LOAN LOSSES       64,957    42,353    21,255    85,371    64,341
                      --------  --------  --------  --------  --------
 NON-INTEREST INCOME
   Trust income          3,910     2,549     1,326     6,230     4,707
   Service charges on
    deposit accounts    13,061     8,298     3,727    15,145    11,134
   Other service
    charges and fees     2,034     1,392       746     2,681     2,021
   Income on sale of
    mortgage loans,
    net of commissions   3,198     2,400     1,039     2,606     2,077
   Income on
    investment
    banking, net of
    commissions          1,684     1,086       411     1,025       779
   Credit card fees     10,495     6,750     3,153    13,579    10,144
   Premiums on sale
    of student loans     2,333       286        --     1,134     1,135
   Bank owned life
    insurance income       970       677       378     1,547     1,157
   Other income          1,951     1,235       679     5,379     4,843
   Gain on sale
    of securities          144       144        --        --        --
                      --------  --------  --------  --------  --------
   TOTAL NON-INTEREST
    INCOME              39,780    24,817    11,459    49,326    37,997
                      --------  --------  --------  --------  --------
 NON-INTEREST EXPENSE
  Salaries and
   employee benefits    43,698    29,257    14,583    57,050    42,697
  Occupancy
   expense, net          5,559     3,713     1,889     7,383     5,526
  Furniture and
   equipment expense     4,623     3,070     1,543     5,967     4,505
  Other real estate
   and foreclosure
   expense                 292       160        70       239       185
  Deposit insurance      3,955     3,090       533       793       468
  Other operating
   expenses             20,789    13,319     7,040    24,928    18,395
                      --------  --------  --------  --------  --------
   TOTAL NON-INTEREST
    EXPENSE             78,916    52,609    25,658    96,360    71,776
                      --------  --------  --------  --------  --------
 NET INCOME BEFORE
  INCOME TAXES          25,821    14,561     7,056    38,337    30,562
  Provision for
   income taxes          7,416     3,816     1,820    11,427     9,278
                      --------  --------  --------  --------  --------
 NET INCOME           $ 18,405  $ 10,745  $  5,236  $ 26,910  $ 21,284
                      ========  ========  ========  ========  ========
 BASIC EARNINGS
  PER SHARE           $   1.31  $   0.77  $   0.37  $   1.93  $   1.53
                      ========  ========  ========  ========  ========
 DILUTED EARNINGS
  PER SHARE           $   1.30  $   0.76  $   0.37  $   1.91  $   1.51
                      ========  ========  ========  ========  ========

 Simmons First National Corporation                               SFNC
 Consolidated Risk-Based Capital
 For the Quarters Ended
 (Unaudited)

              Sep 30      Jun 30      Mar 31      Dec 31      Sep 30
               2009        2009        2009        2008        2008
            ----------  ----------  ----------  ----------  ----------
                                  (in thousands)
 Tier 1
  capital
 --------
  Stock
   -holders'
   equity   $  297,823  $  292,215  $  292,170  $  288,792  $  280,817
  Trust
   preferred
   secur
   -ities,
   net
   allowable    30,000      30,000      30,000      30,000      30,000
  Disallowed
   intang
   -ible
   assets,
   net of
   def. tax    (51,483)    (51,958)    (52,459)    (53,034)    (63,125)
  Unrealized
   loss
   (gain) on
   AFS
   secur
   -ities       (1,573)     (1,181)     (2,901)     (3,190)      1,749
            ----------  ----------  ----------  ----------  ----------

   Total
    Tier 1
    capital    274,767     269,076     266,810     262,568     249,441
            ----------  ----------  ----------  ----------  ----------

 Tier 2
  capital
 --------
  Qualifying
   unrea
   -lized
   gain on
   AFS
   equity
   secur
   -ities           --         162         186         179           3
  Qualifying
   allowance
   for loan
   losses       24,754      24,796      24,537      24,827      24,888
            ----------  ----------  ----------  ----------  ----------

   Total
    Tier 2
    capital     24,754      24,958      24,723      25,006      24,891
            ----------  ----------  ----------  ----------  ----------

   Total
   risk
   -based
   capital  $  299,521  $  294,034  $  291,533  $  287,574  $  274,332
            ==========  ==========  ==========  ==========  ==========

 Risk
  weighted
  assets    $1,977,736  $1,981,955  $1,961,351  $1,983,654  $1,988,879
            ==========  ==========  ==========  ==========  ==========

 Adjusted
  average
  assets for
  leverage
  ratio     $2,861,329  $2,883,021  $2,893,210  $2,870,882  $2,825,844
            ==========  ==========  ==========  ==========  ==========

 Ratios at
  end of
  quarter
 ---------
  Equity to
   assets        10.22%      10.08%       9.93%       9.88%       9.82%
  Tangible
   common
   equity to
   tangible
   assets         8.25%       8.09%       7.96%       7.89%       7.77%
  Tier 1
   leverage
   ratio          9.60%       9.33%       9.22%       9.15%       8.83%
  Tier 1
   risk
   -based
   capital
   ratio         13.89%      13.58%      13.60%      13.24%      12.54%
  Total risk
   -based
   capital
   ratio         15.14%      14.84%      14.86%      14.50%      13.79%

  Simmons First National Corporation                              SFNC
  Consolidated Loans and Investments
  For the Quarters Ended
  (Unaudited)

              Sep 30      Jun 30      Mar 31      Dec 31      Sep 30
               2009        2009        2009        2008        2008
            ----------  ----------  ----------  ----------  ----------
                                  (in thousands)
 Loan
  Portfolio
  - End of
  Period
 ----------
  Consumer
   Credit
    cards   $  175,493  $  168,897  $  158,503  $  169,615  $  162,862
   Student
    loans      106,080     139,928     143,130     111,584     102,346
   Other
    consumer   144,155     142,040     139,502     138,145     137,763
            ----------  ----------  ----------  ----------  ----------
    Total
     consumer  425,728     450,865     441,135     419,344     402,971
  Real
   Estate
   Constr
    -uction    192,051     197,336     208,664     224,924     227,071
   Single
    -family
    resid
    -ential    403,035     401,447     410,315     409,540     400,845
   Other
    comm
    -ercial    600,436     601,217     588,216     584,843     576,958
            ----------  ----------  ----------  ----------  ----------
    Total
     real
     estate  1,195,522   1,200,000   1,207,195   1,219,307   1,204,874
  Commercial
   Comm
    -ercial    165,747     182,064     187,645     192,496     184,690
   Agricul
    -tural     125,566      96,526      68,731      88,233     130,988
   Financial
    insti
    -tutions     4,087       3,598       3,471       3,471       2,581
            ----------  ----------  ----------  ----------  ----------
    Total
     comm
     -ercial   295,400     282,188     259,847     284,200     318,259
  Other          8,451      10,407       9,155      10,223      10,175
            ----------  ----------  ----------  ----------  ----------

    Total
     Loans  $1,925,101  $1,943,460  $1,917,332  $1,933,074  $1,936,279
            ==========  ==========  ==========  ==========  ==========

 Investment
  Securities
  - End of
  Period
 -----------
  Held-to
   -Maturity
   U.S.
    Treas
    -ury    $       --  $       --  $       --  $       --  $       --
   U.S.
    Govern
    -ment
    agencies   176,340     149,698      33,000      18,000      19,000
   Mortgage
    -backed
    secur
    -ities          95          98         105         109         112
   State and
    polit
    -ical
    subdiv
    -isions    209,757     202,195     183,408     168,262     161,763
   Other
    secur
    -ities         930         930         930         930         930
            ----------  ----------  ----------  ----------  ----------
    Total
     held-to
     -matur
     -ity      387,122     352,921     217,443     187,301     181,805
            ----------  ----------  ----------  ----------  ----------
  Available
   -for-Sale
  U.S.
   Treasury      4,345       5,058       7,563       6,089       6,990
  U.S.
   Govern
   -ment
   agencies    162,760     195,236     301,785     351,161     364,995
  Mortgage
   -backed
   secur
   -ities        2,998       2,936       3,008       2,879       2,798
  State and
   political
   subdiv
   -isions         366         486         486         637         637
  FHLB stock     7,474       7,471       7,376       7,358       7,890
  Other
   secur
   -ities        6,550      66,761     185,131      90,709      10,957
            ----------  ----------  ----------  ----------  ----------
   Total
    avail
    -able
    -for
    -sale      184,493     277,948     505,349     458,833     394,267
            ----------  ----------  ----------  ----------  ----------

   Total
    invest
    -ment
    secur
    -ities  $  571,615  $  630,869  $  722,792  $  646,134  $  576,072
            ==========  ==========  ==========  ==========  ==========

   Fair
    Value -
    HTM
    invest
    -ment
    secur
    -ities  $  392,450  $  353,021  $  218,712  $  187,320  $  180,519
            ==========  ==========  ==========  ==========  ==========

 Investment
  Securities
  - QTD
  Average
 -----------
  Taxable
   secur
   -ities   $  390,226  $  498,989  $  536,443  $  419,682  $  455,547
  Tax exempt
   secur
   -ities      207,561     194,211     173,305     162,563     160,402
            ----------  ----------  ----------  ----------  ----------

   Total
    invest
    -ment
    secur
    -ities
    - QTD
    average $  597,787  $  693,200  $  709,748  $  582,245  $  615,949
             =========  ==========  ==========  ==========  ==========

 Simmons First National Corporation                               SFNC
 Consolidated Allowance and Asset Quality
 For the Quarters Ended
 (Unaudited)

                            Sep 30   Jun 30   Mar 31   Dec 31   Sep 30
                             2009     2009     2009     2008     2008
                           -------  -------  -------  -------  -------
                                           (in thousands)
 Allowance for Loan Losses
 -------------------------
  Balance, beginning
   of quarter              $25,032  $24,508  $25,841  $25,548  $25,752
                           -------  -------  -------  -------  -------

  Loans charged off
   Credit cards              1,363    1,350    1,270    1,033      971
   Other consumer              652      528      530      697      459
   Real estate                 483    1,389    1,697      517    1,274
   Commercial                  378      467      442      761      379
                           -------  -------  -------  -------  -------
    Total loans charged off  2,876    3,734    3,939    3,008    3,083
                           -------  -------  -------  -------  -------

  Recoveries of loans
   previously charged off
   Credit cards                242      201      214      202      237
   Other consumer              151      214      190       97      137
   Real estate                 407      841        4       35       73
   Commercial                   85      380       60      216      218
                           -------  -------  -------  -------  -------
    Total recoveries           885    1,636      468      550      665
                           -------  -------  -------  -------  -------
   Net loans charged off     1,991    2,098    3,471    2,458    2,418
  Provision for loan losses  2,789    2,622    2,138    2,751    2,214
                           -------  -------  -------  -------  -------
  Balance, end of quarter  $25,830  $25,032  $24,508  $25,841  $25,548
                           =======  =======  =======  =======  =======

 Non-performing assets
 ---------------------
  Non-performing loans
   Nonaccrual loans
    Real estate            $12,269  $13,217  $12,690  $12,234  $ 9,248
    Commercial               1,291    1,611    1,349      668    1,778
    Consumer                 1,836    1,517    1,563    1,456    1,420
                           -------  -------  -------  -------  -------
     Total nonaccrual loans 15,396   16,345   15,602   14,358   12,446
   Loans past due 90 days
    or more
    Government guaranteed
     student loans           2,258    2,371    2,739       --       --
    Other loans              1,475    1,147    1,482    1,292    1,572
                           -------  -------  -------  -------  -------
     Total loans past due
      90 days or more        3,733    3,518    4,221    1,292    1,572
                           -------  -------  -------  -------  -------
      Total non-performing
       loans                19,129   19,863   19,823   15,650   14,018
                           -------  -------  -------  -------  -------

  Other non-performing
   assets
   Foreclosed assets held
    for sale                 6,019    5,147    3,704    2,995    4,044
   Other non-performing
    assets                      21       17       12       12       --
                           -------  -------  -------  -------  -------
    Total other
     non-performing assets   6,040    5,164    3,716    3,007    4,044
                           -------  -------  -------  -------  -------

     Total non-performing
      assets               $25,169  $25,027  $23,539  $18,657  $18,062
                           =======  =======  =======  =======  =======

 Ratios
 ------
  Allowance for loan losses
   to total loans             1.34%    1.29%    1.28%    1.34%    1.32%
  Allowance for loan losses
   to non-performing loans  135.03%  126.02%  123.63%  165.12%  182.25%
  Allowance for loan losses
   to non-performing assets 102.63%  100.02%  104.12%  138.51%  141.45%
  Non-performing loans to
   total loans                0.99%    1.02%    1.03%    0.81%    0.72%
  Non-performing assets to
   total assets               0.86%    0.86%    0.80%    0.64%    0.63%
  Non-performing assets to
   total assets (excluding
   Gov't guaranteed student
   loans)                     0.79%    0.78%    0.71%    0.64%    0.63%
  Annualized net charge
   offs to total loans        0.40%    0.44%    0.73%    0.50%    0.50%
  Annualized net charge
   offs to total loans
   (excluding credit cards)   0.19%    0.22%    0.56%    0.36%    0.38%
  Past due loans >30 days
   (excluding nonaccrual)     0.82%    0.58%    0.78%    0.88%    0.63%

 Simmons First National Corporation                               SFNC
 Consolidated - Net Interest Income Analysis
 For the Quarters Ended
 (Unaudited)
                            Sep 30   Jun 30   Mar 31   Dec 31   Sep 30
                             2009     2009     2009     2008     2008
                           -------  -------  -------  -------  -------

 ASSETS

 Earning Assets
  Interest bearing balances
   due from banks             0.38%    0.62%    0.59%    0.86%    1.87%
  Federal funds sold          0.67%    0.60%    0.83%    0.86%    2.13%
  Investment securities       4.21%    3.71%    4.28%    5.24%    5.19%
  Mortgage loans held
   for sale                   4.88%    4.79%    4.67%    6.32%    6.59%
  Assets held in trading
   accounts                   0.19%    0.34%    0.48%    0.69%    0.00%
  Loans                       5.91%    5.85%    5.98%    6.19%    6.60%
   Total interest
    earning assets            5.31%    5.18%    5.41%    5.73%    6.09%

 LIABILITIES

 Interest bearing
  liabilities
  Interest bearing
   transaction and savings
   accounts                   0.70%    0.71%    0.99%    1.39%    1.60%
  Time deposits               2.25%    2.54%    2.89%    3.19%    3.47%
   Total interest bearing
    deposits                  1.42%    1.57%    1.90%    2.26%    2.51%
  Federal funds purchased
   and securities sold
   under agreement to
   repurchase                 0.68%    0.69%    0.82%    1.02%    1.66%
  Short-term debt             0.79%    1.34%    1.44%    1.26%    2.55%
  Long-term debt              4.27%    4.35%    4.41%    4.56%    4.53%
   Total interest bearing
    liabilities               1.59%    1.72%    2.02%    2.36%    2.61%

 NET INTEREST MARGIN/SPREAD

  Net interest spread         3.72%    3.46%    3.39%    3.37%    3.48%
  Net interest margin
   - quarter-to-date          3.97%    3.71%    3.68%    3.70%    3.84%
  Net interest margin
   - year-to-date             3.79%    3.70%    3.68%    3.75%    3.77%

 Simmons First National Corporation                               SFNC
  Consolidated - Selected Financial Data
  For the Quarters Ended
  (Unaudited)

              Sep 30      Jun 30      Mar 31      Dec 31      Sep 30
               2009        2009        2009        2008        2008
            ----------  ----------  ----------  ----------  ----------
                      (in thousands, except per share data)

 QUARTER-
  TO-DATE
 --------
  Diluted
   earnings
   per
   share    $     0.54  $     0.39  $     0.37  $     0.40  $     0.46
  Core
   earnings
   (excludes
   nonre
   -curring
   items)
   (non
   -GAAP)        7,660       5,509       5,236       5,626       6,474
  Diluted
   core
   earnings
   per share
   (non
   -GAAP)         0.54        0.39        0.37        0.40        0.46
  Cash
   dividends
   declared
   per
   common
   share          0.19        0.19        0.19        0.19        0.19
  Cash
   dividends
   declared
   - amount      2,668       2,667       2,663       2,653       2,651
  Return on
   average
   stock
   -holders'
   equity        10.20%       7.48%       7.25%       7.85%       9.11%
  Return on
   tangible
   equity        13.13%       9.73%       9.47%      10.32%      11.98%
  Return on
   average
   assets         1.04%       0.75%       0.72%       0.77%       0.89%
  Net
   interest
   margin
   (FTE)          3.97%       3.71%       3.68%       3.70%       3.84%
  FTE
   adjust
   -ment -
   invest
   -ments        1,253       1,150       1,069         980         967
  FTE
   adjust
   -ment
   - loans          51          53          57          63          64
  Amorti
   -zation
   of
   intang
   -ibles          201         202         202         202         201
  Amorti
   -zation
   of
   intang
   -ibles,
   net of
   taxes           127         127         127         127         127
  Average
   shares
   outstand
   -ing     14,042,813  14,021,727  13,991,748  13,959,174  13,951,373
  Shares
   repur
   -chased          --          --          --          --          --
  Average
   price of
   repur
   -chased
   shares           --          --          --          --          --
  Average
   earning
   assets    2,670,537   2,693,585   2,699,486   2,667,421   2,628,143
  Average
   interest
   bearing
   liabil
   -ities    2,262,374   2,292,675   2,308,255   2,292,830   2,263,120

 YEAR-TO
  -DATE
 -------
  Diluted
   earnings
   per
   share    $     1.30  $     0.76  $     0.37  $     1.91  $     1.51
  Core
   earnings
   (excludes
   nonre
   -curring
   items)
   (non
   -GAAP)       18,405      10,745       5,236      24,352      18,726
  Diluted
   core
   earnings
   per share
   (non
   -GAAP)         1.30        0.76        0.37        1.73        1.33
  Cash
   dividends
   declared
   per
   common
   share          0.57        0.38        0.19        0.76        0.57
  Return on
   average
   stock
   -holders'
   equity         8.33%       7.37%       7.25%       9.54%      10.11%
  Return on
   tangible
   equity        10.80%       9.60%       9.47%      12.54%      13.30%
  Return on
   average
   assets         0.84%       0.74%       0.72%       0.94%       1.00%
  Net
   interest
   margin
   (FTE)          3.79%       3.70%       3.68%       3.75%       3.77%
  FTE adjust
   -ment
   - invest
   -ments        3,472       2,219       1,069       3,815       2,835
  FTE adjust
   -ment
   - loans         161         110          57         245         182
  Amorti
   -zation
   of
   intang
   -ibles          605         404         202         807         605
  Amorti
   -zation
   of
   intang
   -ibles,
   net of
   taxes           381         254         127         508         381
  Average
   shares
   outstand
   -ing     14,018,949  14,006,820  13,991,748  13,945,249  13,940,573
  Average
   diluted
   shares
   outstand
   -ing     14,108,546  14,093,163  14,090,246  14,107,943  14,109,028
  Average
   earning
   assets    2,687,868   2,696,535   2,699,486   2,617,506   2,594,469
  Average
   interest
   bearing
   liabil
   -ities    2,287,767   2,300,464   2,308,255   2,245,509   2,229,733

 END OF
  PERIOD
 -------
  Book value
   per
   share    $    21.20  $    20.82  $    20.85  $    20.69  $    20.12
  Tangible
   book
   value per
   share         16.75       16.35       16.35       16.16       15.58
  Shares
   outstand
   -ing     14,045,631  14,036,274  14,013,839  13,960,680  13,958,932
  Full-time
   equiv
   -alent
   employees     1,111       1,103       1,097       1,123       1,125
  Total
   number of
   ATM's            93          94          94          93          93
  Total
   number of
   financial
   centers          84          84          84          84          84
  Parent
   company
   only -
   invest
   -ment in
   subsid
   -iaries     300,946     298,310     297,860     291,392     285,474
  Parent
   company
   only -
   intang
   -ible
   assets          133         133         133         133        133

  Simmons First National Corporation                              SFNC
  Consolidated - Reconciliation of Core Earnings (non-GAAP)
  For the Quarters Ended
  (Unaudited)
                            Sep 30   Jun 30   Mar 31   Dec 31   Sep 30
                             2009     2009     2009     2008     2008
                           -------  -------  -------  -------  -------
                             (in thousands, except per share data)
 QUARTER-TO-DATE
 ---------------
  Net Income               $ 7,660  $ 5,509  $ 5,236  $ 5,626  $ 6,474
   Nonrecurring items
    Mandatory stock
     redemption gain (Visa)     --       --       --       --       --
    Litigation liability
     (Visa)                     --       --       --       --       --
    Tax effect (39%)            --       --       --       --       --
                           -------  -------  -------  -------  -------
   Net nonrecurring items       --       --       --       --       --
                           -------  -------  -------  -------  -------
  Core earnings (non-GAAP) $ 7,660  $ 5,509  $ 5,236  $ 5,626  $ 6,474
                           =======  =======  =======  =======  =======

  Diluted earnings
   per share               $  0.54  $  0.39  $  0.37  $  0.40  $  0.46
   Nonrecurring items
    Mandatory stock
     redemption gain (Visa)     --       --       --       --       --
    Litigation liability
     (Visa)                     --       --       --       --       --
    Tax effect (39%)            --       --       --       --       --
                           -------  -------  -------  -------  -------
   Net nonrecurring items       --       --       --       --       --
                           -------  -------  -------  -------  -------
  Diluted core earnings
   per share (non-GAAP)    $  0.54  $ 0.39     0.37   $  0.40  $  0.46
                           =======  =======  =======  =======  =======

 YEAR-TO-DATE
 ------------
  Net Income               $13,169  $10,745    5,236  $26,910  $21,284
   Nonrecurring items
    Mandatory stock
     redemption gain (Visa)     --       --       --   (2,973)  (2,973)
    Litigation liability
     (Visa)                     --       --       --   (1,220)  (1,220)
    Tax effect (39%)            --       --       --    1,635    1,635
                           -------  -------  -------  -------  -------
   Net nonrecurring items       --       --       --   (2,558)  (2,558)
                           -------  -------  -------  -------  -------
  Core earnings (non-GAAP) $13,169  $10,745  $ 5,236  $24,352  $18,726
                           =======  =======  =======  =======  =======

  Diluted earnings
   per share               $  1.30  $  0.76  $  0.37  $  1.91  $  1.51
   Nonrecurring items
    Mandatory stock
     redemption gain (Visa)     --       --       --    (0.21)   (0.21)
    Litigation liability
     (Visa)                     --       --       --    (0.09)   (0.09)
    Tax effect (39%)            --       --       --     0.12     0.12
                           -------  -------  -------  -------  -------
  Net nonrecurring items        --       --       --    (0.18)   (0.18)
                           -------  -------  -------  -------  -------
  Diluted core earnings
   per share (non-GAAP)    $  1.30  $  0.76  $  0.37  $  1.73  $  1.33
                           =======  =======  =======  =======  =======

CONTACT: Simmons First National Corporation
         David W. Garner, Senior Vice President
          and Investor Relations Officer
         (870) 541-1000